CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANT

VIABLE  RESOURCES,  INC.

WE HEREBY CONSENT TO THE USE OF OUR REPORT DATED OCTOBER 21, 1999 FOR THE PERIOD ENDED MARDH 31, 1999 INCLUDED IN THE FORM 10-KSB IN ACCORDANCE WITH SECTION 12 OF THE SECURITIES AND EXCHANGE ACT OF 1934.

/S/  ANDERSEN  ANDERSEN  &  STRONG

OCTOBER  23,  1999
SALT  LAKE  CITY,  UTAH